AMENDMENT No. 2 TO EMPLOYMENT AGREEMENT



    THIS AMENDMENT No. 2 (the "Second Amendment") is entered into as of February 4, 1998 to amend the Restated Employment Agreement (the "Employment Agreement") dated as of March 26, 1996 by and between Countrywide Credit Industries, Inc., a Delaware corporation ("Employer"), and Angelo R. Mozilo ("Officer").

                                                    WITNESSETH:

    WHEREAS, Employer and Officer previously entered into the Employment Agreement, as amended by Amendment No. 1 entered into as of July 25, 1997; and

    WHEREAS, Employer and Officer desire to amend the Employment Agreement as set forth below.

    NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

         1. Section 2 is amended in its entirety as follows:

                  "2. Specific Position; Duties and Responsibilities. Employer and Officer hereby agree that, subject to the provisions of this Agreement, Employer will employ Officer and Officer will serve Employer and its subsidiaries as Chief Executive Officer and Vice Chairman of Employer. Employer agrees that Officer's duties hereunder shall be the usual and customary duties of the offices of Chief Executive Officer and Vice Chairman and such further duties consistent therewith as may be designated from time to time by the Board, and shall not be inconsistent with the provisions of the charter documents of Employer or applicable law. Officer shall have such executive power and authority as shall reasonably be required to enable him to discharge his duties in the offices which he may hold. All compensation paid to Officer by Employer or any of its subsidiaries shall be aggregated in determining whether Officer has received the benefits provided for herein."

         2. Except as otherwise specifically amended hereby, the Employment Agreement shall continue in full force and effect.


    IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.


                  COUNTRYWIDE CREDIT INDUSTRIES, INC.




                                            By: /s/_____________________________
                                            Title:______________________________


                  OFFICER:




                  /s/__________________________________
                  Angelo R. Mozilo, in his
                  individual capacity